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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                    REGISTRATION STATEMENT (333-111362) UNDER
                           THE SECURITIES ACT OF 1933


                          PRE-EFFECTIVE AMENDMENT NO.
                          POST-EFFECTIVE AMENDMENT NO. 1

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                  AMENDMENT NO. 2

                               VANGUARD CMT FUNDS

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                    100 VANGUARD BOULEVARD, MALVERN, PA 19355
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 2600
                             VALLEY FORGE, PA 19482




     IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON DECEMBER 29, 2004,
                     PURSUANT TO PARAGRAPH (B) OF RULE 485.


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

                                VANGUARD(R) CMT FUNDS



                        December 29, 2004


This prospectus
contains financial data
for the Funds through
the fiscal period ended
August 31, 2004.

MONEY MARKET

PROSPECTUS

[GRAPHIC]

                                                  VANGUARD MARKET LIQUIDITY FUND


                                                VANGUARD YORKTOWN LIQUIDITY FUND



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD MARKET LIQUIDITY FUND
VANGUARD YORKTOWN LIQUIDITY FUND
Prospectus
December 29, 2004

--------------------------------------------------------------------------------
 CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO THE FUNDS
  1 FUND PROFILES
    1 Vanguard Market Liquidity Fund
    3 Vanguard Yorktown Liquidity Fund
  5 MORE ON THE FUNDS
 10 THE FUNDS AND VANGUARD
 10 INVESTMENT ADVISOR
 11 DIVIDENDS AND TAXES
 12 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 14 INVESTING WITH VANGUARD
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

The Vanguard CMT Funds include Vanguard Market Liquidity Fund, Vanguard Yorktown Liquidity Fund, and (through a separate prospectus) Vanguard(R) Municipal Cash Management Fund. These Funds have been established by Vanguard as cash management vehicles for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. These Funds are not available to other investors. Vanguard reserves the right to change the availability of Vanguard CMT Funds or offer additional Funds at any time without prior notice to shareholders. These Funds operate under an exemption issued by the SEC.
-------------------------------------------------------------------------------

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SIMILAR BUT DISTINCT VANGUARD FUNDS

The Funds offered by this prospectus should not be confused with Vanguard(R) Prime Money Market Fund and Vanguard(R) Federal Money Market Fund, which are separate Vanguard funds that have investment objectives and policies similar to those of Vanguard Market Liquidity Fund and Vanguard Yorktown Liquidity Fund, respectively. The respective money market instruments held by the funds will differ. The funds' holdings, combined with differences in the funds' respective cash flows and expenses, are expected to produce different investment performances. While the Funds offered in this prospectus have lower expenses, investors should not expect the Funds necessarily to outperform Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund.

Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund offer their shares through a separate prospectus. To obtain a prospectus for those funds, please call 1-800-662-7447.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO THE FUNDS

This prospectus provides information about two separate mutual funds. Each Fund seeks to provide current income, to preserve investors' principal, and to maintain liquidity by investing in money market instruments that meet defined standards for credit quality and maturity. These standards vary between the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Market Liquidity Fund generally providing more income and the Yorktown Liquidity Fund generally providing less income.

                                                             DOLLAR-WEIGHTED
FUND                    PRIMARY INVESTMENTS                  AVERAGE MATURITY
-------------------------------------------------------------------------------
Market Liquidity Fund   U.S. government, agency, and         90 days or less
                          corporate money market instruments
Yorktown Liquidity      U.S. government and agency money     90 days or less
  Fund                    market instruments
-------------------------------------------------------------------------------

 On this and the following pages, you'll find profiles that summarize the key features of each of the Funds. Following the profiles, there is important additional information about the Funds.


FUND PROFILE--
VANGUARD(R) MARKET LIQUIDITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Fund invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry. The Fund seeks to maintain a dollar-weighted average maturity of 90 days or less. For more information, see MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:
- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests only in securities that are considered to be of high quality.
- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund will invest more than 25% of its assets in securities of companies in the financial services industry, the Fund's performance will depend to a greater extent on the overall condition of that industry.

 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The Fund began operations on June 19, 2004, so performance information is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.01%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.00%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.01%

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------
   1 YEAR       3 YEARS
-------------------------
     $1          $3
-------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

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ADDITIONAL INFORMATION
DIVIDENDS                                         NET ASSETS AS OF AUGUST 31,
Declared daily and distributed on the first       2004
business day of each month                        $20.9 billion

INVESTMENT ADVISOR                                VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,            1142
since inception
                                                  CUSIP NUMBER
INCEPTION DATE                                    92202X209
June 19, 2004
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD(R) YORKTOWN(TM) LIQUIDITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Fund invests primarily in high-quality, short-term money market instruments. At least 80% of the Fund's assets are invested in securities issued by the U.S. government and its agencies and instrumentalities, as well as in repurchase agreements collateralized by such securities. Although these securities are high-quality, most of the securities held by the Fund are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). The Fund seeks to maintain a dollar-weighted average maturity of 90 days or less. For more information, see MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:
- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests only in securities that are considered to be of high quality.

 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The Fund began operations on June 19, 2004, so performance information is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.01%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.00%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.01%

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------
   1 YEAR       3 YEARS
-------------------------
     $1          $3
-------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                                         NET ASSETS AS OF AUGUST 31,
Declared daily and distributed on the first       2004
business day of each month                        $1.7 billion

INVESTMENT ADVISOR                                VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,            1144
since inception
                                                  CUSIP NUMBER
INCEPTION DATE                                    92202X100
June 19, 2004
--------------------------------------------------------------------------------

5

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the investment policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Yorktown Liquidity Fund's policy of investing at least 80% of its assets in securities issued by the U.S. government and its agencies and instrumentalities may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE

Each Fund's primary policy is to invest in high-quality money market instruments. Also known as cash investments, these instruments are considered short-term (that is, they usually mature in 397 days or less). Each Fund seeks to maintain a dollar-weighted average maturity of 90 days or less. The Market Liquidity Fund invests more than 25% of its assets in money market instruments issued by companies in the financial services industry.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.
--------------------------------------------------------------------------------

[FLAG]
EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING INSTRUMENTS. BECAUSE THE FUND'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

SECURITY SELECTION

The Vanguard Group, advisor to the Funds, selects high-quality money market instruments. Each Fund focuses on securities of a particular class of issuer (the U.S. government, U.S. government agencies, or nongovernment issuers). The Funds are managed without regard to tax ramifications.

[FLAG]
EACH FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A money market instrument's credit-quality rating is an assessment of the issuer's ability to pay interest and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations, along with other securities backed by the "full faith and credit" of the U.S. government, carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.
--------------------------------------------------------------------------------

 The Market Liquidity Fund invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. Commercial paper must be rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a company with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Fund also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, as well as in securities that are considered suitable for the Yorktown Liquidity Fund (see the text that follows).

[FLAG]
THE MARKET LIQUIDITY FUND IS SUBJECT TO INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE FUND'S PERFORMANCE WILL BE SIGNIFICANTLY AFFECTED, FOR BETTER OR WORSE, BY DEVELOPMENTS IN THE FINANCIAL SERVICES INDUSTRY.

 More than 25% of the Market Liquidity Fund's assets will be invested in securities issued by companies in the financial services industry, such as banks, insurance companies, real estate-related companies (i.e., companies having at least 50% of their assets, revenues, or net income related to, or derived from, the real estate industry), securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Fund. These conditions include changes in interest rates and defaults in payments by borrowers.
 The Market Liquidity Fund may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations will not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Fund's advisor selects a Eurodollar or Yankee obligation, however, any foreign

7

issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.
 The Yorktown Liquidity Fund invests at least 80% of its assets in securities issued by the U.S. government and its agencies and instrumentalities, as well as in repurchase agreements collateralized by such securities. The Fund invests mainly in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. The Fund also may invest in securities issued by U.S. government agencies and instrumentalities and backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association.

[FLAG]
EACH FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

 The Funds differ mainly in terms of credit risk. In absolute terms, each Fund's credit quality is high.
 While the credit quality of its securities is high, the Market Liquidity Fund faces more risk than the Yorktown Liquidity Fund because the Market Liquidity Fund invests more of its assets in money market securities issued by private companies. It is possible that one or more of these companies may experience financial difficulties and, as a result, may fail to pay interest to the Fund or fail to return the Fund's principal when repayment is due. Therefore, the Market Liquidity Fund offers higher credit risk, and generally a higher yield, than the Yorktown Liquidity Fund.
 Bear in mind that, while each Fund invests in high-quality money market instruments, the Funds are not insured or guaranteed by the FDIC or any other agency of the U.S. government.

[FLAG]
EACH FUND INVESTS IN REPURCHASE AGREEMENTS, WHICH ARE SUBJECT TO SPECIFIC RISKS.

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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.
--------------------------------------------------------------------------------

 Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisor believes that these risks can be controlled through careful security selection and monitoring.

[FLAG]
EACH FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN ADJUSTABLE-RATE SECURITIES, WHICH ARE TYPES OF DERIVATIVES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), an asset (such as a commodity like gold), or a market index (such as the Standard & Poor's 500 Index).
--------------------------------------------------------------------------------

 An adjustable-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates.
 The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 In addition, each Fund may invest up to 10% of its net assets in illiquid securities. These are securities that a Fund may not be able to sell in the ordinary course of business.

TEMPORARY INVESTMENT MEASURES
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

9

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

For mutual funds that hold cash investments, "cash" does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in their primary investments, other funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------

FREQUENT TRADING OR MARKET-TIMING
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund share- holders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard(R) funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER(R) Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD

The Vanguard Group is a family of 36 investment companies with more than 130 funds holding assets in excess of $750 billion. All funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to its member funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each member fund pays its allocated share of The Vanguard Group's marketing costs.
 The Funds are not members of The Vanguard Group, but are administered by Vanguard and pay Vanguard a fee to provide management, advisory, marketing, accounting, transfer agency, and other services. Vanguard provides these services on an "at-cost" basis, and the Funds' expense ratios reflect only those costs.

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of August 31, 2004, Vanguard served as advisor for about $536 billion in assets.

 Each Fund has two agreements with Vanguard.
 Management and Distribution Agreement. Vanguard serves as each Fund's advisor and provides a range of administrative services to the Fund under the terms of the Management and Distribution Agreement. As part of this agreement, the Fund pays Vanguard monthly on an "at-cost" basis.
 The advisor, when trading securities on behalf of a Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution).
 Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard monthly on an "at-cost" basis.
 Please consult the Statement of Additional Information for more information about the Funds' agreements.

 For the fiscal period ended August 31, 2004, the at-cost expenses paid to Vanguard represented an effective annual rate of less than 0.01% of each Fund's average net assets.

11


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed investment portfolios since joining Vanguard in 1997.
Education: B.S., University of Wisconsin.
--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest less expenses). Each Fund's income dividends accrue daily and are distributed on the first business day of every month. You can receive your income distributions in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 The instruments held by the Funds are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of each Fund is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the period shown, and certain information reflects financial results for a single Fund share. The total return in each table represents the rate that an investor would have earned during the period on an investment in the Fund (assuming reinvestment of all dividend distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Vanguard CMT Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Market Liquidity Fund as an example. The Fund began the fiscal period ended August 31, 2004, with a net asset value (price) of $1.00 per share. During the period, the Fund earned $0.002 per share from investment income (interest). Shareholders received $0.002 per share in the form of dividend distributions.

The earnings ($0.002 per share) minus the distributions ($0.002 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.17% for the period.

As of August 31, 2004, the Fund had approximately $20.9 billion in net assets. For the period, its annualized expense ratio was 0.01% ($0.10 per $1,000 of net assets), and its annualized net investment income amounted to 1.44% of its average net assets.
--------------------------------------------------------------------------------

13

MARKET LIQUIDITY FUND
-------------------------------------------------------------------------
                                                             JUNE 19* TO
                                                         AUGUST 31, 2004
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00
-------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .002
 Net Realized and Unrealized Gain (Loss) on Investments               --
-------------------------------------------------------------------------
  Total from Investment Operations                                  .002
-------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                              (.002)
 Distributions from Realized Capital Gains                            --
-------------------------------------------------------------------------
  Total Distributions                                              (.002)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $1.00
=========================================================================

TOTAL RETURN                                                       0.17%
=========================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                            $20,867
 Ratio of Total Expenses to Average Net Assets                   0.01%**
 Ratio of Net Investment Income to Average Net Assets            1.44%**
=========================================================================
 *Commencement of operations.
**Annualized.

YORKTOWN LIQUIDITY FUND
-------------------------------------------------------------------------
                                                             JUNE 19* TO
                                                         AUGUST 31, 2004
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00
-------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .002
 Net Realized and Unrealized Gain (Loss) on Investments               --
-------------------------------------------------------------------------
  Total from Investment Operations                                  .002
-------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                              (.002)
 Distributions from Realized Capital Gains                            --
-------------------------------------------------------------------------
  Total Distributions                                              (.002)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $1.00
=========================================================================

TOTAL RETURN                                                       0.17%
=========================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                             $1,706
 Ratio of Total Expenses to Average Net Assets                   0.01%**
 Ratio of Net Investment Income to Average Net Assets            1.45%**
=========================================================================
 *Commencement of operations.
**Annualized.

INVESTING WITH VANGUARD

The Vanguard CMT Funds include Vanguard Market Liquidity Fund, Vanguard Yorktown Liquidity Fund, and Vanguard Municipal Cash Management Fund. These Funds have been established by Vanguard as cash management vehicles for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. These Funds are not available to other investors. Vanguard reserves the right to change the availability of Vanguard CMT Funds or offer additional Funds at any time without prior notice to shareholders.
 Purchases, redemptions, and exchanges of shares issued by Vanguard CMT Funds are conducted by Vanguard or its affiliates on behalf of the participating funds, trusts, and accounts based on a determination of the participant's daily cash management requirements. There is no minimum amount to open, to maintain, or to add to an existing account.
 In all cases, transactions will be based on the Fund's next-determined NAV after Vanguard receives the request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, the investor will receive that day's NAV. This is known as the TRADE DATE. Transaction requests received after that time receive a trade date of the first business day following the date of receipt. The trade date may vary, depending on the method of payment for the transaction.




The Vanguard Group, Vanguard, Plain Talk, VIPER, Yorktown, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive

GLOSSARY OF INVESTMENT TERMS

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MONEY MARKET FUND
A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

MONEY MARKET INSTRUMENTS
Short-term, liquid investments (usually with maturities of 397 days or less) that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and interest in other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [VANGUARD SHIP LOGO]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                    Institutional Division
                                                    Post Office Box 2900
                                                    Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you would like more information about Vanguard Market Liquidity Fund or Vanguard Yorktown Liquidity Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for Vanguard Market Liquidity Fund and Vanguard Yorktown Liquidity Fund provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-21478

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I1142 122004

                                VANGUARD(R) CMT FUNDS

                        December 29, 2004



This prospectus
contains financial data
for the Funds through
the fiscal period ended
August 31, 2004.

MONEY MARKET

PROSPECTUS

[GRAPHIC]
                                         VANGUARD MUNICIPAL CASH MANAGEMENT FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD(R) MUNICIPAL CASH MANAGEMENT FUND
Prospectus

December 29, 2004

--------------------------------------------------------------------------------
 CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO TAX-EXEMPT INVESTING
  2 FUND PROFILE
  3 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  7 INVESTMENT ADVISOR
  8 DIVIDENDS AND TAXES
  9 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 11 INVESTING WITH VANGUARD
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Vanguard CMT Funds include Vanguard(R) Market Liquidity Fund and Vanguard(R) Yorktown(TM) Liquidity Fund (both offered through a separate prospectus) and Vanguard Municipal Cash Management Fund. These Funds have been established by Vanguard as cash management vehicles for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. These Funds are not available to other investors. Vanguard reserves the right to change the availability of Vanguard CMT Funds or offer additional Funds at any time without prior notice to shareholders. These Funds operate under an exemption issued by the SEC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A SIMILAR BUT DISTINCT VANGUARD FUND

The Fund offered by this prospectus should not be confused with Vanguard(R) Tax-Exempt Money Market Fund, which is a separate Vanguard fund that has an investment objective and policies similar to those of Vanguard Municipal Cash Management Fund. The respective municipal securities held by the funds will differ. The funds' holdings, combined with differences in the funds' respective cash flows and expenses, are expected to produce different investment performances. While Vanguard Municipal Cash Management Fund offers lower expenses, investors should not expect this Fund necessarily to outperform Vanguard Tax-Exempt Money Market Fund.

Vanguard Tax-Exempt Money Market Fund offers its shares through a separate prospectus. To obtain the prospectus for that fund, please call 1-800-662-7447.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO TAX-EXEMPT INVESTING

WHAT ARE MUNICIPAL BOND FUNDS?

Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments to support their needs or to finance public projects. A municipal bond--like a bond issued by a corporation or the U.S. government--obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, from state and local taxes. For certain shareholders, the interest may be subject to the alternative minimum tax.

TAXABLE VERSUS TAX-EXEMPT FUNDS

Yields on tax-exempt bonds--such as some municipal bonds--are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
 To determine whether a tax-exempt fund--such as Vanguard Municipal Cash Management Fund--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
 To compute the taxable equivalent yield, divide the fund's tax-exempt yield by the difference between 100% and your federal tax bracket. For example, if you are in the 35% tax bracket, and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 7.69% (5% divided by 65% [100%-35%]).
 In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 7.69% were greater than the yield of a similar, though taxable, investment.
 Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket when calculating taxable-equivalent yields of your own.

 THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE BECAUSE OF UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.

 On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from federal personal income taxes, while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Fund invests in a variety of high-quality, short-term municipal securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories. The Fund invests in securities with effective maturities of 397 days or less, and seeks to maintain a dollar-weighted average maturity of 90 days or less. For more information on credit quality, see "Market Exposure" under MORE ON THE FUND.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:
- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests only in securities that are considered to be of high quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The Fund began operations on June 19, 2004, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.

3

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                         None
    Purchase Fee:                                                     None
    Sales Charge (Load) Imposed on Reinvested Dividends:              None
    Redemption Fee:                                                   None

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                             0.02%
    12b-1 Distribution Fee:                                           None
    Other Expenses:                                                  0.00%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.02%

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------
   1 YEAR       3 YEARS
-------------------------
     $2          $6
-------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS                                         NET ASSETS AS OF AUGUST 31,
Declared daily and distributed on the first       2004
business day of each month                        $11 million

INVESTMENT ADVISOR                                VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,            1143
since inception
                                                  CUSIP NUMBER
INCEPTION DATE                                    92202X308
June 19, 2004
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the investment policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

The Fund invests mainly in state and local municipal securities that provide tax-exempt income. As a result, it is subject to certain risks.

[FLAG]
THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING INSTRUMENTS. BECAUSE THE FUND'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

[FLAG]
THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE. CREDIT RISK SHOULD BE VERY LOW FOR THE FUND BECAUSE IT INVESTS ONLY IN SECURITIES THAT ARE CONSIDERED TO BE OF HIGH QUALITY.

 The Fund tries to minimize credit risk by purchasing a wide selection of municipal securities. As a result, there is less chance that the Fund will be seriously affected by a particular bond issuer's failure to pay either interest or principal. As of August 31, 2004, the dollar-weighted average credit quality of the Fund's holdings, as rated by Standard & Poor's, was MIG-1.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

 Up to 100% of the Fund may be invested in securities that are subject to the alternative minimum tax (AMT).

5

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------

SECURITY SELECTION

The Vanguard Group, advisor to the Fund, uses a "top-down" investment management approach to select a variety of high-quality, short-term municipal securities. This means that the advisor sets, and periodically adjusts, a duration target for the Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within the Fund's targeted duration. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in tax-exempt municipal bonds (including securities that may be subject to AMT) under normal market conditions.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 The Fund invests in securities with effective maturities of 397 days or less, and seeks to maintain a dollar-weighted average maturity of 90 days or less.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in municipal securities, the Fund may make certain other kinds of investments to achieve its objective.
 The Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

[FLAG]
THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Fund may invest in derivative securities that, in the advisor's opinion, are consistent with the Fund's objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining the Fund's quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of municipal obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

For mutual funds that hold cash investments, "cash" does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in their primary investments, other funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------

FREQUENT TRADING OR MARKET-TIMING
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund share- holders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard(R) funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

7

- Each Vanguard fund (other than money market funds and VIPER(R) Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Vanguard Group is a family of 36 investment companies with more than 130 funds holding assets in excess of $750 billion. All funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to its member funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each member fund pays its allocated share of The Vanguard Group's marketing costs.
 The Fund is not a member of The Vanguard Group, but is administered by Vanguard and pays Vanguard a fee to provide management, advisory, marketing, accounting, transfer agency, and other services. Vanguard provides these services on an "at-cost" basis, and the Fund's expense ratio reflects only those costs.

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of August 31, 2004, Vanguard served as advisor for about $536 billion in assets.

 The Fund has two agreements with Vanguard.
 Management and Distribution Agreement. Vanguard serves as the Fund's advisor and provides a range of administrative services to the Fund under the terms of the Management and Distribution Agreement. As part of this agreement, the Fund pays Vanguard monthly on an "at-cost" basis.

 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution).
 Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard monthly on an "at-cost" basis.
 Please consult the Statement of Additional Information for more information about the Fund's agreements.
 For the fiscal period ended August 31, 2004, the at-cost expenses paid to Vanguard represented an effective annual rate of less than 0.02% of the Fund's average net assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The managers primarily responsible for overseeing the Fund's investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

PAMELA WISEHAUPT TYNAN, Principal of Vanguard. She has worked in investment management for Vanguard since 1982 and has managed investment portfolios since 1988. Education: B.S., Temple University; M.B.A., St. Joseph's University.
--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses). The Fund's income dividends accrue daily and are distributed on the first business day of every month. You can receive your income distributions in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Fund are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
- Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
- Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
- Dividend distributions that you receive may be subject to state and local income taxes.
- Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.

9

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address. TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 The instruments held by the Fund are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of the Fund is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the period shown, and certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned during the period on an investment in the Fund (assuming reinvestment of all dividend distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Vanguard CMT Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the fiscal period ended August 31, 2004, with a net asset value (price) of $1.00 per share. During the period, the Fund earned $0.001 per share from investment income (interest). Shareholders received $0.001 per share in the form of dividend distributions.

The earnings ($0.001 per share) minus the distributions ($0.001 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.13% for the period.

As of August 31, 2004, the Fund had approximately $11 million in net assets. For the period, its annualized expense ratio was 0.02% ($0.20 per $1,000 of net assets), and its annualized net investment income amounted to 1.13% of its average net assets.
--------------------------------------------------------------------------------

MUNICIPAL CASH MANAGEMENT FUND
-------------------------------------------------------------------------
                                                             JUNE 19* TO
                                                         AUGUST 31, 2004
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00
-------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .001
 Net Realized and Unrealized Gain (Loss) on Investments               --
-------------------------------------------------------------------------
  Total from Investment Operations                                  .001
-------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                              (.001)
 Distributions from Realized Capital Gains                            --
-------------------------------------------------------------------------
  Total Distributions                                              (.001)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $1.00
=========================================================================

TOTAL RETURN                                                       0.13%
=========================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $11
 Ratio of Total Expenses to Average Net Assets                   0.02%**
 Ratio of Net Investment Income to Average Net Assets            1.13%**
=========================================================================
 *Commencement of operations.
**Annualized.

11

INVESTING WITH VANGUARD

The Vanguard CMT Funds include Vanguard Market Liquidity Fund, Vanguard Yorktown Liquidity Fund, and Vanguard Municipal Cash Management Fund. These Funds have been established by Vanguard as cash management vehicles for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. These Funds are not available to other investors. Vanguard reserves the right to change the availability of Vanguard CMT Funds or offer additional Funds at any time without prior notice to shareholders.
 Purchases, redemptions, and exchanges of shares issued by Vanguard CMT Funds are conducted by Vanguard or its affiliates on behalf of the participating funds, trusts, and accounts based on a determination of the participant's daily cash management requirements. There is no minimum amount to open, to maintain, or to add to an existing account.
 In all cases, transactions will be based on the Fund's next-determined NAV after Vanguard receives the request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, the investor will receive that day's NAV. This is known as the TRADE DATE. Transaction requests received after that time receive a trade date of the first business day following the date of receipt. The trade date may vary, depending on the method of payment for the transaction.





The Vanguard Group, Vanguard, Plain Talk, VIPER, Yorktown, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MONEY MARKET FUND
A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and interest in other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [VANGUARD SHIP LOGO]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                    Institutional Division
                                                    Post Office Box 2900
                                                    Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you would like more information about Vanguard Municipal Cash Management Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for Vanguard Municipal Cash Management Fund provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-21478

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


I1143 122004

                                     PART B

                             VANGUARD(R) CMT FUNDS

    VANGUARD MARKET LIQUIDITY FUND AND VANGUARD YORKTOWN(TM) LIQUIDITY FUND
                (INDIVIDUALLY, A FUND, COLLECTIVELY, THE FUNDS)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004

This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectus (dated December 29, 2004). To obtain, without charge, the prospectus, please call:

                  INSTITUTIONAL INVESTOR SERVICES DEPARTMENT:
                                 1-800-523-8066


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-9
SHARE PRICE...........................................................B-11
PURCHASE AND REDEMPTION OF SHARES.....................................B-12
MANAGEMENT OF THE FUNDS...............................................B-13
PORTFOLIO TRANSACTIONS................................................B-18
PROXY VOTING GUIDELINES...............................................B-19
YIELDS................................................................B-24
FINANCIAL STATEMENTS..................................................B-24
APPENDIX--DESCRIPTION OF DEBT RATINGS.................................B-24

                            DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard CMT Funds (the Trust) was organized as a Delaware statutory trust in November, 2003. The Trust changed its name from Vanguard Cash Management Trust to Vanguard CMT Funds in March 2004. The Trust is registered with the U.S. Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds:

                        Vanguard(R) Market Liquidity Fund
                       Vanguard(R) Yorktown Liquidity Fund
                   Vanguard(R) Municipal Cash Management Fund

 This Statement of Additional Information relates only to Vanguard Market Liquidity Fund and Vanguard Yorktown Liquidity Fund. A separate Statement of Additional Information (dated December 29, 2004), which relates to Vanguard Municipal Cash Management Fund, can be obtained free of charge by contacting The Vanguard Group, Inc., Institutional Investor Services Department
(1-800-523-8066).

 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

 Each Fund described in this Statement of Additional Information is a non-member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service

Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

SERVICE PROVIDERS

 CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286 and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories. The Bank of New York and JPMorgan Chase Bank, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) in the case of certain types of mergers or consolidations, share conversions, share exchanges, or sale of assets. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

 CONVERSION RIGHTS. There are no conversion rights associated with the Funds.

 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

Each Fund expects to qualify, and upon qualification intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

Some of the investment policies described below and in the Funds' prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, the Fund may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Yorktown Liquidity Fund will invest at least 80% of its assets in securities issued by the U.S. government and its agencies and instrumentalities, as well as in repurchase agreements collateralized by such securities. In applying this 80% policy, the Fund's assets include its net assets and borrowings for investment purposes.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

 DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. Government Securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions (see additional discussion below), options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

 Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which a Vanguard fund invests, and will have at least the same financial strength as the domestic issuers approved for the fund.

 INTERFUND BORROWING AND LENDING. The SEC has issued an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 OTHER INVESTMENT COMPANIES. The Funds were established for the use of the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Funds were created and operate under an SEC exemption which prevents any Fund from acquiring securities of any investment company or any company relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act. In addition, each of the Vanguard funds may invest in, and hold shares of, a Fund only to the extent that the Vanguard fund's aggregate investment of uninvested cash (excluding cash collateral received from borrowers in connection with securities lending activities) in the Fund at the time the investment is made does not exceed 25% of the total assets of the Vanguard fund.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or nonfundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the

300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following investment limitations. Compliance with the investment limitations set forth below is measured at the time securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

VANGUARD MARKET LIQUIDITY FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.

 INDUSTRY CONCENTRATION. The Fund may not purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (1) the Fund will invest more than 25% of its total assets in the financial services industry; and (2) the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and in certificates of deposit or banker's acceptances of domestic institutions. This limitation shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

 LOANS. The Fund may make loans only as permitted under the 1940 Act.

 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

 SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

 The Fund also has the following operational, NON-FUNDAMENTAL policies:

 BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not borrow to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities. When borrowing exceeds 5% of the Fund's net assets, the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income.

 COMMODITIES. The Fund may not invest in commodities or commodity contracts.

 DIVERSIFICATION. The Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities. The Fund may, however, invest in a single issuer as permitted by the SEC (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

 ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

 INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

 LOANS. The Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest, or through Vanguard's interfund lending program. The Fund may also enter into repurchase agreements and lend its portfolio securities. The Fund may not enter into repurchase agreements if, as a result thereof, more than 10% of the net assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven days.

 MARGIN. The Fund may not purchase securities on margin or sell securities short.

 OIL, GAS, MINERALS. The Fund may not invest in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS. The Fund may pledge, mortgage, or hypothecate its assets in an amount up to 15% of its net assets, but only to secure borrowings for temporary or emergency purposes.

 PUTS, CALLS, WARRANTS, SPREAD OPTIONS. The Fund may not purchase or sell put or call options or combinations thereof. The Fund may not purchase or sell straddle or spread options.

 REAL ESTATE. The Fund may not invest directly in real estate.

 SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

VANGUARD YORKTOWN LIQUIDITY FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.

 INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the 1940 Act. This limitation shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

 LOANS. The Fund may make loans only as permitted under the 1940 Act.

 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

 SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

 The Fund also has the following operational, NON-FUNDAMENTAL policies:

 BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not borrow to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities. When borrowing exceeds 5% of the Fund's net assets, the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income.

 COMMODITIES. The Fund may not invest in commodities or commodity contracts.

 DIVERSIFICATION. The Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities. The Fund may, however, invest in a single issuer as permitted by the SEC (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

 ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry, provided that there is no limitation with respect to investments in U.S. Treasury bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, or certificates of deposit or banker's acceptances of domestic institutions.

 INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

 LOANS. The Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest, or through Vanguard's interfund lending program. The Fund may also enter into repurchase agreements and lend its portfolio securities. The Fund may not enter into repurchase agreements if, as a result thereof, more than 10% of the net assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven days.

 MARGIN. The Fund may not purchase securities on margin or sell securities short.

 OIL, GAS, MINERALS. The Fund may not invest in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS. The Fund may pledge, mortgage, or hypothecate its assets in an amount up to 15% of its net assets, but only to secure borrowings for temporary or emergency purposes.

 PUTS, CALLS, WARRANTS, SPREAD OPTIONS. The Fund may not purchase or sell put or call options or combinations thereof. The Fund may not purchase or sell straddle or spread options.

 REAL ESTATE. The Fund may not invest directly in real estate.

 SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

                                   SHARE PRICE

A Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

 It is the policy of each Fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the instrument. The Funds' holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Funds' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

 The use of amortized cost and the maintenance of each Fund's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

 Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.

REDEMPTION OF SHARES

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.

 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Funds do not charge a redemption fee.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund employs Vanguard to provide investment advisory, administrative, and shareholder services. Vanguard is a jointly-owned subsidiary of a group of more than 120 other funds (member funds) that obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services to several of the Vanguard funds. The Funds are not Member Funds and, therefore, pay certain fees to Vanguard for the services provided.

 MANAGEMENT AND DISTRIBUTION AGREEMENT. The Trust has entered into a Management and Distribution Agreement with Vanguard on behalf of the Funds. Under this Agreement, Vanguard manages the investment and reinvestment of each Fund's assets, continuously reviews, supervises, and administers each Fund's investment program, and provides a range of other administrative services necessary to each Fund's day-to-day operations. In return, each Fund pays Vanguard a management fee, computed on an "at-cost" basis, at the end of each month. Vanguard discharges its responsibilities as investment advisor subject to the control of the officers and trustees of the Funds.

 Corporate management and administrative services include: (1) executive staff;
(2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties.

 SHAREHOLDER SERVICES AGREEMENT. Each Fund receives certain services from Vanguard pursuant to a Shareholder Services Agreement between Vanguard and the Trust. In return, each Fund pays Vanguard a shareholder services fee at the end of each month, which is computed on an "at-cost" basis.

 For the fiscal period ended August 31, 2004, the Funds paid Vanguard the following amounts for management and administrative services:

Vanguard Market Liquidity Fund           $210,000
Vanguard Yorktown Liquidity Fund           17,000

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS. Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. The board will consider annually whether the Funds and their shareholders continue to benefit from the Management and Distribution Agreement whereby the Funds receive investment management services at cost from Vanguard's Fixed Income Group. Vanguard will provide the board with monthly, quarterly, and annual analyses of the Fixed Income Group's performance, as well as other information of interest from time to time. In addition, the Fixed Income Group will provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of Vanguard. Each Fund's portfolio managers will meet with the board periodically to discuss the management and performance of the Fund.

 In considering whether to approve the initial one-year term of the Management and Distribution Agreement for the Funds, the board examined several factors, but did not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services to be provided as well as other material facts, such as the investment performance of similar investment mandates managed by the Fixed Income Group and the fair market value of the services to be provided. The board reviewed and considered the extent to which Vanguard will realize economies of scale as the Funds grow. Additional information was provided to the board detailing other sources of revenue to Vanguard or its affiliates from its relationship with the Funds; intangible or fall-out benefits that accrue to Vanguard and its affiliates, if relevant, and Vanguard's expected ability to control the investment expenses of the Funds. The board also reviewed a comparative analysis of the Fund's expected expense ratios and the expense ratios of, and advisory fees paid by, similar funds.

 The Funds began operations on June 19, 2004, so relevant performance information is not yet available.

 Based on Vanguard's short-term and long-term performance for similar investment mandates, Vanguard's investment staff and portfolio management process, information relating to those matters presented in materials that are provided to the board members in their capacity as trustees of similarly managed Vanguard funds, and other factors, the board determined that it would be in the best interest of each Fund to continue the Management and Distribution Agreement.

 When the board considers whether Vanguard should continue providing investment management services at cost to each Fund under the Management and Distribution Agreement, the board takes into account numerous factors, including:
- The nature, extent, and quality of the services provided.
- The investment performance of the Fund's assets managed by Vanguard.
- The fair market value of the services provided.
- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.
- Vanguard's control of the operating expenses of the Fund.

OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                              POSITION(S)          TRUSTEE/         PRINCIPAL OCCUPATION(S)                              OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH FUNDS      OFFICER SINCE    DURING THE PAST FIVE YEARS                       TRUSTEE/OFFICER
--------------------          ---------------      -------------    --------------------------                       ---------------
INTERESTED TRUSTEE
John J. Brennan*              Chairman of          May 1987         Chairman of the Board, Chief                                 132
(1954)                        the Board,                            Executive Officer, and Director
                              Chief                                 (Trustee) of The Vanguard Group,
                              Executive                             Inc. and each of the investment
                              Officer and                           companies served by The Vanguard
                              Trustee                               Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis              Trustee              January 2001     The Partners of '63 (pro bono ventures                       132
(1937)                                                              in education); Senior Advisor to Greenwich
                                                                    Associates (international business
                                                                    strategy consulting); Successor Trustee  of
                                                                    Yale University; Overseer of the Stern
                                                                    School of Business at New York University;
                                                                    Trustee of the Whitehead Institute for
                                                                    Biomedical Research.

Rajiv L. Gupta                Trustee              December 2001    Chairman and Chief Executive Officer (since                  132
(1945)                                                              October 1999) of Rohm and Haas Co.
                                                                    (chemicals); Director of Technitrol, Inc.
                                                                    (electronic components) and Agere Systems
                                                                    (communication components); Board
                                                                    Member of American Chemistry Council;
                                                                    Trustee of Drexel University.

JoAnn Heffernan               Trustee              July 1998        Vice President, Chief Information                            132
  Heisen                                                            Officer, and Member of the Executive
(1950)                                                              Committee of Johnson & Johnson (pharmaceuticals/
                                                                    consumer products); Director of the University Medical
                                                                    Center at Princeton and Women's Research
                                                                    and Education Institute.

Burton G. Malkiel             Trustee              May 1977         Chemical Bank Chairman's Professor of                        129
(1932)                                                              Economics, Princeton University;
                                                                    Director of  Vanguard Investment Series plc
                                                                    (Irish investment fund) since November 2001,
                                                                    Vanguard Group (Ireland) Limited (investment
                                                                    management) since November 2001,
                                                                    Prudential Insurance Co. of America, BKF
                                                                    Capital (investment management), The Jeffrey
                                                                    Co. (holding company), and NeuVis, Inc. (software
                                                                    company).

Alfred M. Rankin, Jr.         Trustee              January 1993     Chairman, President, Chief                                   132
(1941)                                                              Executive Officer, and Director of
                                                                    NACCO Industries, Inc. (forklift
                                                                    trucks/housewares/lignite); Director
                                                                    of Goodrich Corporation (industrial
                                                                    products/aircraft systems and
                                                                    services). Director of Standard
                                                                    Products Company (supplier for
                                                                    automotive industry) until 1998.

J. Lawrence Wilson            Trustee              April 1985       Retired Chairman and Chief                                   132
(1936)                                                              Executive Officer of Rohm and Haas
                                                                    Co. (chemicals); Director of Cummins
                                                                    Inc. (diesel engines), MeadWestvaco
                                                                    Corp. (paper products), and
                                                                    AmerisourceBergen Corp.
                                                                    (pharmaceutical distribution);
                                                                    Trustee of Vanderbilt University.

*Officers of the Funds are "interested persons" as defined in the 1940 act.



                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                              POSITION(S)          TRUSTEE/         PRINCIPAL OCCUPATION(S)                              OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH FUNDS      OFFICER SINCE    DURING THE PAST FIVE YEARS                       TRUSTEE/OFFICER
--------------------          ---------------      -------------    --------------------------                       ---------------
EXECUTIVE OFFICERS

R. Gregory Barton*            Secretary            June 2001        Managing Director and General                                132
(1951)                                                              Counsel of The Vanguard Group,
                                                                    Inc. (since September 1997);
                                                                    Secretary of The Vanguard Group,
                                                                    Inc. and of each of the investment
                                                                    companies served by The
                                                                    Vanguard Group, Inc. (since June
                                                                    2001).

Thomas J. Higgins*            Treasurer            July 1998        Principal of The Vanguard Group,                             132
(1957)                                                              Inc.; Treasurer of each of the
                                                                    investment companies served by
                                                                    The Vanguard Group, Inc. (since
                                                                    July 1998).

*Officers of the Funds are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' initial fiscal period.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' initial fiscal period.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each Fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' initial fiscal period.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.

                                                                AGGREGATE DOLLAR
                                             DOLLAR RANGE OF   RANGE OF VANGUARD
                                                 FUND SHARES         FUND SHARES
FUND                       NAME OF TRUSTEE  OWNED BY TRUSTEE    OWNED BY TRUSTEE
----                       ---------------  ----------------    ----------------
VANGUARD MARKET
 LIQUIDITY FUND            John J. Brennan              None       Over $100,000
                          Charles D. Ellis              None       Over $100,000
                            Rajiv L. Gupta              None       Over $100,000
                    JoAnn Heffernan Heisen              None       Over $100,000
                         Burton G. Malkiel              None       Over $100,000
                     Alfred M. Rankin, Jr.              None       Over $100,000
                        J. Lawrence Wilson              None       Over $100,000

                                                                AGGREGATE DOLLAR
                                             DOLLAR RANGE OF   RANGE OF VANGUARD
                                                 FUND SHARES         FUND SHARES
FUND                       NAME OF TRUSTEE  OWNED BY TRUSTEE    OWNED BY TRUSTEE
----                       ---------------  ----------------    ----------------
VANGUARD YORKTOWN
 LIQUIDITY FUND            John J. Brennan              None       Over $100,000
                          Charles D. Ellis              None       Over $100,000
                            Rajiv L. Gupta              None       Over $100,000
                    JoAnn Heffernan Heisen              None       Over $100,000
                         Burton G. Malkiel              None       Over $100,000
                     Alfred M. Rankin, Jr.              None       Over $100,000
                        J. Lawrence Wilson              None       Over $100,000
TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-15). The Funds' trustees receive no compensation directly from the Funds. However, Vanguard is responsible for paying the trustees for their service to the Funds under the terms of the Management and Distribution Agreement (see "Management and Distribution Agreement" under Management of the Funds). The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                               VANGUARD CMT FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                                              ACCRUED ANNUAL
                                     AGGREGATE               PENSION OR           RETIREMENT           TOTAL COMPENSATION
                             COMPENSATION FROM      RETIREMENT BENEFITS           BENEFIT AT            FROM ALL VANGUARD
                                   THESE FUNDS ACCRUED AS PART OF THESE      JANUARY 1, 2003       FUNDS PAID TO TRUSTEES
NAME OF TRUSTEE                            (1)      FUNDS' EXPENSES (1)                  (2)                          (3)
---------------                            ---     --------------------      ---------------                          ---
John J. Brennan                           None                     None                 None                         None
Charles D. Ellis                           N/A                      N/A                  N/A                     $111,000
Rajiv L. Gupta                             N/A                      N/A                  N/A                      111,000
JoAnn Heffernan Heisen                     N/A                      N/A              $ 3,400                      111,000
Burton G. Malkiel                          N/A                      N/A               10,500                      111,000
Alfred M. Rankin, Jr.                      N/A                      N/A                5,500                      111,000
J. Lawrence Wilson                         N/A                      N/A                7,800                      127,700

(1) The amounts shown in this column are estimates based on the Funds' fiscal year ended August 31, 2004.

(2)Each covered trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not covered by the plan.

(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

                             PORTFOLIO TRANSACTIONS

The advisor to the Funds, Vanguard Fixed Income Group, is authorized under its Management and Distribution Agreement with the Funds (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

 The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). When a Fund purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses. During the fiscal period ended August 31, 2004, the Funds did not pay any brokerage commissions.

 The advisor chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for obtaining the best available price and most favorable execution for all transactions. As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; if more than one broker can offer such terms, then consideration may be given to brokers who provide the staff with research and statistical information. The advisor is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission based solely on the receipt of research or other services.

 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

 The advisor may occasionally make recommendations to other Vanguard funds or clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, which could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                            FACTORS AGAINST APPROVAL
--------------------                            ------------------------
Nominated slate results in board                Nominated slate results in board
comprised of a majority of                      comprised of a majority of non-
 independent directors.                         independent directors

All members of Audit,                           Audit, Nominating, and/or
Nominating, and Compensation committees         Compensation committees include
areindependent of management.                   non-independent members

                                                Incumbent board member failed to
                                                attend at least 75% of meetings
                                                in the previous year.

                                                Actions of committee(s) on which
                                                nominee serves are inconsistent
                                                with other guidelines (e.g.,
                                                excessive option grants,
                                                substantial non-audit fees, lack
                                                of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Company requires senior executives to hold a minimum          Total potential dilution (including all stock-based plans) exceeds 15%
amount of company stock (frequently expressed as a multiple   of share outstanding.
of salary).

Company requires stock acquired through option exercise to    Annual option grants (for the past year and the past three years) have
be held for a certain period of time.                         exceeded 2% of shares outstanding.

Compensation program includes performance-vesting             Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked grants.   approval.

Concentration of option grants to senior executives is        Plan permits issuance of options with exercise prices below the
limited (indicating that the plan is very broad-based).       grant date market value of the company's stock.


Stock-based compensation is clearly used as a substitute for  Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                              Plan contains automatic share replenishment (evergreen) feature.

B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Plan is relatively short-term (3-5years).                     Plan is long term (>5 years).

Plan requires shareholder approvalfor renewal.                Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent        Ownership trigger is less than 15%.
directors at least every three years (so-called
TIDE provisions).
                                                              Classified board.
Plan includes permitted bid/qualified offer feature
(chewable pill) that mandates shareholder vote in             Board with limited independence.
certain situations.

Ownership trigger is reasonable (15-20%).

Highly independent, non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                                     YIELDS

The current and effective yields for each of the Funds for the 7-day base period ended August 31, 2004, were as follows:

                               VANGUARD MARKET   VANGUARD YORKTOWN
                                LIQUIDITY FUND      LIQUIDITY FUND
                                --------------      --------------
Annualized Current Net Yield             1.52%               1.53%
Effective Yield                          1.53                1.54

 The Funds began operations on June 19, 2004, so performance information for a full year is not yet available.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal period ended August 31, 2004, appearing in the Funds' 2004 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                      APPENDIX--DESCRIPTION OF DEBT RATINGS

The following are excerpts from Moody's Investors Service, Inc.'s description of its three highest preferred bond ratings:

 AAA--Judged to be the best quality. They carry the smallest degree of investment risk.

 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

 A--Possess many favorable investment attributes and are considered as "upper-medium-grade obligations."

 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor's description of its three highest preferred bond ratings:

 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

 AA--Also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in a small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.



                                                                 SAI1142  122004

                                     PART B

                              VANGUARD(R) CMT FUNDS

                     VANGUARD MUNICIPAL CASH MANAGEMENT FUND
                                   (THE FUND)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004

This Statement is not a prospectus but should be read in conjunction with the Municipal Cash Management Fund's current prospectus (dated December 29, 2004). To obtain, without charge, the prospectus, please call:

                  INSTITUTIONAL INVESTOR SERVICES DEPARTMENT:
                                 1-800-523-8066

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-12
SHARE PRICE...........................................................B-13
PURCHASE AND REDEMPTION OF SHARES.....................................B-13
MANAGEMENT OF THE FUND................................................B-14
PORTFOLIO TRANSACTIONS................................................B-19
PROXY VOTING GUIDELINES...............................................B-20
YIELD.................................................................B-25
FINANCIAL STATEMENTS..................................................B-25
APPENDIX--DESCRIPTION OF MUNICIPAL BOND RATINGS.......................B-25

                            DESCRIPTION OF THE TRUST

ORGANIZATION


Vanguard CMT Funds (the Trust) was organized as a Delaware statutory trust in November, 2003. The Trust changed its name from Vanguard Cash Management Trust to Vanguard CMT Funds in March 2004. The Trust is registered with the U.S. Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds:

                        Vanguard(R) Market Liquidity Fund
                     Vanguard(R) Yorktown(TM) Liquidity Fund
                   Vanguard(R) Municipal Cash Management Fund

 This Statement of Additional Information relates only to Vanguard Municipal Cash Management Fund. A separate Statement of Additional Information (dated December 29, 2004), which relates to Vanguard Market Liquidity Fund and Vanguard Yorktown Liquidity Fund, can be obtained free of charge by contacting The Vanguard Group, Inc., Institutional Investor Services Department
(1-800-523-8066).

 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Throughout this document, any references to "class" apply only to the extent the Fund issues multiple classes.

 The Fund described in this Statement of Additional Information is a non-member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service

Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Fund" for more information.

SERVICE PROVIDERS

 CUSTODIAN. Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109, serves as the Fund's custodian. The custodian is responsible for maintaining the Fund's assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories. The Bank of New York and JPMorgan Chase Bank, each headquartered in New York, may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the Fund's annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or share class. The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, the Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of the Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of the Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) in the case of certain types of mergers or consolidations, share conversions, share exchanges, or sale of assets. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that the Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

 CONVERSION RIGHTS. There are no conversion rights associated with the Fund.

 REDEMPTION PROVISIONS. The Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

 CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

The Fund expects to qualify, and upon qualification intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

Some of the investment policies described below and in the Fund's prospectus set forth percentage limitations on the Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement the Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, the Fund may acquire such investments to the extent consistent with its investment objective and policies.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

 A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 INTERFUND BORROWING AND LENDING. The SEC has issued an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment grade, non-investment grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Call risk is generally high for long-term bonds.

 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

 Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. The Fund was established for the use of the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Fund was created and operates under an SEC exemption which prevents the Fund from acquiring securities of any investment company or any company relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act. In addition, each of the Vanguard funds may invest in, and hold shares of, the Fund only to the extent that the Vanguard fund's aggregate investment of uninvested cash (excluding cash collateral received from borrowers in connection with securities lending activities) in the Fund at the time the investment is made does not exceed 25% of the total assets of the Vanguard fund.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or nonfundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

The Fund is subject to the following investment limitations. Compliance with the investment limitations set forth below is measured at the time securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

 The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.

 INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the 1940 Act. This limitation shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

 LOANS. The Fund may make loans only as permitted under the 1940 Act.

 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

 SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

 The Fund also has the following operational, NON-FUNDAMENTAL policies:

 BORROWING. The Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

 DIVERSIFICATION. The Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, or any municipal bond guaranteed by the U.S. government. The Fund may, however, invest in a single issuer as permitted by the SEC (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

 INDUSTRY CONCENTRATION. The Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

 LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, or through Vanguard's interfund lending program.

 MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs (although the Fund may invest in bonds and money market instruments secured by interests in these programs), except as permitted by the Fund's investment policies relating to commodities.

 PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate and interests therein.

 SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

                                   SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

 It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the instrument. The Fund's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

 The use of amortized cost and the maintenance of the Fund's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

 Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The purchase price of shares of the Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.

REDEMPTION OF SHARES

The redemption price of shares of the Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.

 The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Fund does not charge a redemption fee.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

The Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

                             MANAGEMENT OF THE FUND

THE VANGUARD GROUP

The Fund employs Vanguard to provide investment advisory, administrative, and shareholder services. Vanguard is a jointly-owned subsidiary of a group of more than 120 other funds (member funds) that obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services to several of the Vanguard funds. The Fund is not a Member Fund and, therefore, pays certain fees to Vanguard for the services provided.

 MANAGEMENT AND DISTRIBUTION AGREEMENT. The Trust has entered into a Management and Distribution Agreement with Vanguard on behalf of the Fund. Under this Agreement, Vanguard manages the investment and reinvestment of the Fund's assets, continuously reviews, supervises, and administers the Fund's investment program, and provides a range of other administrative services necessary to the Fund's day-to-day operations. In return, the Fund pays Vanguard a management fee, computed on an "at-cost" basis, at the end of each month. Vanguard discharges its responsibilities as investment advisor subject to the control of the officers and trustees of the Fund.

 Corporate management and administrative services include: (1) executive staff;
(2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Fund by third parties.

 SHAREHOLDER SERVICES AGREEMENT. The Fund receives certain services from Vanguard pursuant to a Shareholder Services Agreement between Vanguard and the Trust. In return, the Fund pays Vanguard a shareholder services fee at the end of each month, which is computed on an "at-cost" basis.

 For the fiscal period ended August 31, 2004, the Fund paid Vanguard $14,000 for management and administrative services.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENT. The Fund's board of trustees oversees the Fund's management and performance on a regular basis. The board will consider annually whether the Fund and its shareholders continue to benefit from the Management and Distribution Agreement whereby the Fund receives investment management services at cost from Vanguard's Fixed Income Group. Vanguard will provide the board with monthly, quarterly, and annual analyses of the Fixed Income Group's performance, as well as other information of interest from time to time. In addition, the Fixed Income Group will provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of Vanguard. The Fund's portfolio managers will meet with the board periodically to discuss the management and performance of the Fund.

 In considering whether to approve the initial one-year term of the Management and Distribution Agreement for the Fund, the board examined several factors, but did not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services to be provided as well as other material facts, such as the investment performance of similar investment mandates managed by the Fixed Income Group and the fair market value of the services to be provided. The board reviewed and considered the extent to which Vanguard will realize economies of scale as the Fund grows. Additional information was provided to the board detailing other sources of revenue to Vanguard or its affiliates from its relationship with the Fund; intangible or fall-out benefits that accrue to Vanguard and its affiliates, if relevant, and Vanguard's expected ability to control the investment expenses of the Fund. The board also reviewed a comparative analysis of the Fund's expected expense ratio and the expense ratios of, and advisory fees paid by, similar funds.

 The Fund began operations on June 19, 2004, so relevant performance information is not yet available.

 Based on Vanguard's short-term and long-term performance for similar investment mandates, Vanguard's investment staff and portfolio management process, information relating to those matters presented in materials that are provided to the board members in their capacity as trustees of similarly managed Vanguard funds, and other factors, the board determined that it would be in the best interest of the Fund to continue the Management and Distribution Agreement.

 When the board considers whether Vanguard should continue providing investment management services at cost to the Fund under the Management and Distribution Agreement, the board takes into account numerous factors, including:
- The nature, extent, and quality of the services provided.
- The investment performance of the Fund's assets managed by Vanguard.
- The fair market value of the services provided.
- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.
- Vanguard's control of the operating expenses of the Fund.

OFFICERS AND TRUSTEES

The officers of the Fund manage the day-to-day operations of the Fund under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

 The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                              POSITION(S)          TRUSTEE/         PRINCIPAL OCCUPATION(S)                              OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH FUNDS      OFFICER SINCE    DURING THE PAST FIVE YEARS                       TRUSTEE/OFFICER
--------------------          ---------------      -------------    --------------------------                       ---------------
INTERESTED TRUSTEE
John J. Brennan*              Chairman of          May 1987         Chairman of the Board, Chief                                 132
(1954)                        the Board,                            Executive Officer, and Director
                              Chief                                 (Trustee) of The Vanguard Group,
                              Executive                             Inc. and each of the investment
                              Officer and                           companies served by The Vanguard
                              Trustee                               Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis              Trustee              January 2001     The Partners of '63 (pro bono ventures                       132
(1937)                                                              in education); Senior Advisor to Greenwich
                                                                    Associates (international business
                                                                    strategy consulting); Successor Trustee  of
                                                                    Yale University; Overseer of the Stern
                                                                    School of Business at New York University;
                                                                    Trustee of the Whitehead Institute for
                                                                    Biomedical Research.

Rajiv L. Gupta                Trustee              December 2001    Chairman and Chief Executive Officer (since                  132
(1945)                                                              October 1999) of Rohm and Haas Co.
                                                                    (chemicals); Director of Technitrol, Inc.
                                                                    (electronic components) and Agere Systems
                                                                    (communication components); Board
                                                                    Member of American Chemistry Council;
                                                                    Trustee of Drexel University.

JoAnn Heffernan               Trustee              July 1998        Vice President, Chief Information                            132
  Heisen                                                            Officer, and Member of the Executive
(1950)                                                              Committee of Johnson & Johnson (pharmaceuticals/
                                                                    consumer products); Director of the University Medical
                                                                    Center at Princeton and Women's Research
                                                                    and Education Institute.

Burton G. Malkiel             Trustee              May 1977         Chemical Bank Chairman's Professor of                        129
(1932)                                                              Economics, Princeton University;
                                                                    Director of  Vanguard Investment Series plc
                                                                    (Irish investment fund) since November 2001,
                                                                    Vanguard Group (Ireland) Limited (investment
                                                                    management) since November 2001,
                                                                    Prudential Insurance Co. of America, BKF
                                                                    Capital (investment management), The Jeffrey
                                                                    Co. (holding company), and NeuVis, Inc. (software
                                                                    company).

Alfred M. Rankin, Jr.         Trustee              January 1993     Chairman, President, Chief                                   132
(1941)                                                              Executive Officer, and Director of
                                                                    NACCO Industries, Inc. (forklift
                                                                    trucks/housewares/lignite); Director
                                                                    of Goodrich Corporation (industrial
                                                                    products/aircraft systems and
                                                                    services). Director of Standard
                                                                    Products Company (supplier for
                                                                    automotive industry) until 1998.

*Officers of the Fund are "interested persons" as defined in the 1940 act.



                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                              POSITION(S)          TRUSTEE/         PRINCIPAL OCCUPATION(S)                              OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH FUNDS      OFFICER SINCE    DURING THE PAST FIVE YEARS                       TRUSTEE/OFFICER
--------------------          ---------------      -------------    --------------------------                       ---------------
J. Lawrence Wilson            Trustee              April 1985       Retired Chairman and Chief                                   132
(1936)                                                              Executive Officer of Rohm and Haas
                                                                    Co. (chemicals); Director of Cummins
                                                                    Inc. (diesel engines), MeadWestvaco
                                                                    Corp. (paper products), and
                                                                    AmerisourceBergen Corp.
                                                                    (pharmaceutical distribution);
                                                                    Trustee of Vanderbilt University.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. Gregory Barton*            Secretary            June 2001        Managing Director and General                                132
(1951)                                                              Counsel of The Vanguard Group,
                                                                    Inc. (since September 1997);
                                                                    Secretary of The Vanguard Group,
                                                                    Inc. and of each of the investment
                                                                    companies served by The
                                                                    Vanguard Group, Inc. (since June
                                                                    2001).

Thomas J. Higgins*            Treasurer            July 1998        Principal of The Vanguard Group,                             132
(1957)                                                              Inc.; Treasurer of each of the
                                                                    investment companies served by
                                                                    The Vanguard Group, Inc. (since
                                                                    July 1998).

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: The Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's initial fiscal period.

- Compensation Committee: This committee oversees the compensation programs established by the Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's initial fiscal period.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of the Fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's initial fiscal period.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund.

                                                                AGGREGATE DOLLAR
                                             DOLLAR RANGE OF   RANGE OF VANGUARD
                                                 FUND SHARES         FUND SHARES
FUND                       NAME OF TRUSTEE  OWNED BY TRUSTEE    OWNED BY TRUSTEE
----                       ---------------  ----------------    ----------------
VANGUARD MUNICIPAL
 CASH MANAGEMENT FUND      John J. Brennan              None       Over $100,000
                          Charles D. Ellis              None       Over $100,000
                            Rajiv L. Gupta              None       Over $100,000
                    JoAnn Heffernan Heisen              None       Over $100,000
                         Burton G. Malkiel              None       Over $100,000
                     Alfred M. Rankin, Jr.              None       Over $100,000
                        J. Lawrence Wilson              None       Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-16). The Fund's trustees receive no compensation directly from the Fund. However, Vanguard is responsible for paying the trustees for their service to the Fund under the terms of the Management and Distribution Agreement (see "Management and Distribution Agreement" under Management of the Fund). The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                               VANGUARD CMT FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                                              ACCRUED ANNUAL
                                     AGGREGATE               PENSION OR           RETIREMENT           TOTAL COMPENSATION
                             COMPENSATION FROM      RETIREMENT BENEFITS           BENEFIT AT            FROM ALL VANGUARD
                                   THESE FUNDS ACCRUED AS PART OF THESE      JANUARY 1, 2003       FUNDS PAID TO TRUSTEES
NAME OF TRUSTEE                            (1)      FUNDS' EXPENSES (1)                  (2)                          (3)
---------------                            ---     --------------------      ---------------                          ---
John J. Brennan                           None                     None                 None                         None
Charles D. Ellis                           N/A                      N/A                  N/A                     $111,000
Rajiv L. Gupta                             N/A                      N/A                  N/A                      111,000
JoAnn Heffernan Heisen                     N/A                      N/A              $ 3,400                      111,000
Burton G. Malkiel                          N/A                      N/A               10,500                      111,000
Alfred M. Rankin, Jr.                      N/A                      N/A                5,500                      111,000
J. Lawrence Wilson                         N/A                      N/A                7,800                      127,700

(1) The amounts shown in this column are estimates based on the Funds' fiscal year ended August 31, 2004.

(2)Each covered trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not covered by the plan.

(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

                             PORTFOLIO TRANSACTIONS

The advisor to the Fund, Vanguard Fixed Income Group, is authorized under its Management and Distribution Agreement with the Fund (with the approval of the Fund's board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

 The types of securities in which the Fund invests are generally purchased and sold through principal transactions, meaning that the Fund normally purchases securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). When the Fund purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses. During the fiscal period ended August 31, 2004, the Fund did not pay any brokerage commissions.

 The advisor chooses brokers or dealers to handle the purchase and sale of the Fund's securities, and is responsible for obtaining the best available price and most favorable execution for all transactions. As previously explained, the types of securities that the Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; if more than one broker can offer such terms, then consideration may be given to brokers who provide the staff with research and statistical information. The advisor is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission based solely on the receipt of research or other services.

 Some securities that are considered for investment by the Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of the Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

 The advisor may occasionally make recommendations to other Vanguard funds or clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, which could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                            FACTORS AGAINST APPROVAL
--------------------                            ------------------------
Nominated slate results in board                Nominated slate results in board
comprised of a majority of                      comprised of a majority of non-
 independent directors.                         independent directors

All members of Audit,                           Audit, Nominating, and/or
Nominating, and Compensation committees         Compensation committees include
areindependent of management.                   non-independent members

                                                Incumbent board member failed to
                                                attend at least 75% of meetings
                                                in the previous year.

                                                Actions of committee(s) on which
                                                nominee serves are inconsistent
                                                with other guidelines (e.g.,
                                                excessive option grants,
                                                substantial non-audit fees, lack
                                                of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Company requires senior executives to hold a minimum          Total potential dilution (including all stock-based plans) exceeds 15%
amount of company stock (frequently expressed as a multiple   of share outstanding.
of salary).

Company requires stock acquired through option exercise to    Annual option grants (for the past year and the past three years) have
be held for a certain period of time.                         exceeded 2% of shares outstanding.

Compensation program includes performance-vesting             Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked grants.   approval.

Concentration of option grants to senior executives is        Plan permits issuance of options with exercise prices below the
limited (indicating that the plan is very broad-based).       grant date market value of the company's stock.


Stock-based compensation is clearly used as a substitute for  Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                              Plan contains automatic share replenishment (evergreen) feature.

B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Plan is relatively short-term (3-5years).                     Plan is long term (>5 years).

Plan requires shareholder approvalfor renewal.                Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent        Ownership trigger is less than 15%.
directors at least every three years (so-called
TIDE provisions).
                                                              Classified board.
Plan includes permitted bid/qualified offer feature
(chewable pill) that mandates shareholder vote in             Board with limited independence.
certain situations.

Ownership trigger is reasonable (15-20%).

Highly independent, non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                                     YIELDS

The current and effective yields for the Fund for the 7-day base period ended August 31, 2004, were as follows:

Annualized Current Net Yield         1.25%
Effective Yield                      1.26

 The Fund began operations on June 19, 2004, so performance information for a full year is not yet available.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal period ended August 31, 2004, appearing in the Fund's 2004 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                APPENDIX--DESCRIPTION OF MUNICIPAL BOND RATINGS

 RATINGS. EXCERPTS FROM MOODY'S MUNICIPAL BOND RATINGS: AAA--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; AA--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; CAA--poor standing; may be in default or there may be present elements of danger with respect to principal and interest; CA--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

 DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

 MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

 DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

 EXCERPTS FROM STANDARD & POOR'S MUNICIPAL BOND RATINGS: AAA--has the highest rating assigned by S&P ; extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB, B, CCC, CC-- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D--in default, and payment of principal and/or interest is in arrears.

 The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 EXCERPT FROM STANDARD & POOR'S RATING OF MUNICIPAL NOTE ISSUES: SP-1+--very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

 DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+--This designation indicates the degree of safety regarding timely payment is overwhelming. A-1--This designation indicates the degree of safety regarding timely payment is very strong.

 In the event that a particular obligation held by the Fund is downgraded below the minimum investment level permitted the investment policies of the Fund, the trustees and officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the Fund.



                                                                 SAI1143  122004

                                     PART C

                               VANGUARD CMT FUNDS
                               OTHER INFORMATION

ITEM 22. EXHIBITS

(a) Declaration of Trust, filed on May 25, 2004, Pre-Effective Amendment No. 1, is hereby incorporated by reference.
(b) By-Laws, filed on May 25, 2004, Pre-Effective Amendment No. 1, are hereby incorporated by reference.
(c) Instruments Defining Rights of Securities Holders, Reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Management and Distribution Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts, not applicable.
(f) Bonus or Profit Sharing Contracts, Reference is made to the section entitled "Management of the Funds" in the Registrant's Statements of Additional Information.
(g) Custodian Agreements, for JPMorgan Chase Bank, The Bank of New York, and Wachovia Bank, filed on May 25, 2004, Pre-Effective Amendment No. 1, are hereby incorporated by reference. Additional (Form of) Custodian Agreements for JPMorgan Chase Bank and The Bank of New York, are filed herewith.
(h) Other Material Contracts, Management and Distribution Agreement, and Shareholder Services Agreement, filed on May 25, 2004, Pre-Effective Amendment No. 1, are hereby incorporated by reference.
(i) Legal Opinion, filed on May 25, 2004, Pre-Effective Amendment No. 1, is hereby incorporated by reference.
(j) Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)    Omitted Financial Statement, not applicable.
(l) Initial Capital Agreement, filed on May 25, 2004, Pre-Effective Amendment No. 1, is hereby incorporated by reference.
(m)    Rule 12b-1 Plan, not applicable.
(n)    Rule 18f-3 Plan, not applicable.
(o)    Reserved.
(p) Code of Ethics, filed on December 19, 2003, Initial Registration Statement, is hereby incorporated by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 24. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

ITEM 26. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodians, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, The Bank of New York, One Wall Street, New York, New York 10286, and Wachovia Bank, N.A., 123 South Broad Street, PA4942, Philadelphia, Pennsylvania 19109.

ITEM 28. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 29. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 3rd day of December, 2004.

                                                VANGUARD CMT FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                          TITLE                            DATE
---------                          -----                            ----

By:   ---------------------------- President, Chairman,         December 3, 2004
         /S/ JOHN J. BRENNAN       Chief Executive Officer,
             (Heidi Stam)          and Trustee
           John J. Brennan*

By:   ---------------------------- Trustee                      December 3, 2004
         /S/CHARLES D. ELLIS
             (Heidi Stam)
          Charles D. Ellis*

By:   ---------------------------- Trustee                      December 3, 2004
          /S/ RAJIV L. GUPTA
             (Heidi Stam)
            RAJIV L. GUPTA*

By:   ---------------------------- Trustee                      December 3, 2004
      /S/ JOANN HEFFERNAN HEISEN
             (Heidi Stam)
       JoAnn Heffernan Heisen*

By:   ---------------------------- Trustee                      December 3, 2004
      /S/ ALFRED M. RANKIN, JR.
             (Heidi Stam)
        Alfred M. Rankin, Jr.*

By:   ---------------------------- Trustee                      December 3, 2004
        /S/ J. LAWRENCE WILSON
             (Heidi Stam)
         J. Lawrence Wilson*

By:   ---------------------------- Treasurer and Principal      December 3, 2004
        /S/ THOMAS J. HIGGINS      Financial Officer and
             (Heidi Stam)          Principal Accounting Officer
          Thomas J. Higgins*

*By Power of Attorney, see Pre-Effective Amendment No. 1, filed on May 25, 2004.
 Incorporated by Reference.

                               INDEX TO EXHIBITS

Form of Custodian Agreement--JPMorgan Chase Bank........................ Ex-99.G

Form of Custodian Agreement--The Bank of New York....................... Ex-99.G

Consent of Independent Registered Public Accounting Firm................ Ex-99.J